EAGLE CAPITAL APPRECIATION FUND

SUPPLEMENT DATED APRIL 23, 2013 TO
THE PROSPECTUS AND SUMMARY PROSPECTUS
DATED FEBRUARY 28, 2013, AS SUPPLEMENTED MARCH 14, 2013 AND MARCH 21, 2013

Joseph B. Hudepohl, CFA®, has been replaced by Stephen E. Becker, CFA®, as a Portfolio Manager for the Eagle Capital Appreciation Fund (the “Fund”).

As a result, the discussion of the Fund’s portfolio managers on page 2 of the Prospectus and page 2 of the Summary Prospectus should be replaced with the following:

Portfolio Managers | Steven M. Barry, Chief Investment Officer, Timothy M. Leahy, CFA®, and Stephen E. Becker, CFA®, are Portfolio Managers of GSAM’s “Growth Team.” Messrs. Barry, Leahy and Becker have been responsible for the day-to-day management of the fund’s investment portfolio since 2002, February 2011 and April 2013, respectively.

In addition, under the “Portfolio Managers” section of the Prospectus on page 32, the “Capital Appreciation Fund” paragraph should be replaced in its entirety with the following:

Capital Appreciation Fund — Steven M. Barry, Timothy M. Leahy, CFA®, and Stephen E. Becker, CFA®, are Portfolio Managers of GSAM’s “Growth Team.” Mr. Barry is Chief Investment Officer and has been responsible for the day-to-day management of the fund’s investment portfolio since 2002. Messrs. Leahy and Becker, both Managing Directors, have been responsible for the day-to-day management of the fund’s investment portfolio since February 2011 and April 2013, respectively. Prior to joining GSAM as Managing Director in 2005, Mr. Leahy was Senior Analyst in the Global Investment Research Division of Goldman Sachs. Mr. Becker joined the Growth Team in 1999 as an Analyst and was promoted to Managing Director in 2010. All members of the Growth Team discuss their research analysis and recommendations at investment strategy meetings and reach a consensus on whether a business is worthy of a position in the portfolio. The Portfolio Managers are accountable for all portfolio construction decisions and determine the appropriate weight for each investment.

As noted in the supplement dated March 21, 2013, the Board of Trustees of the Fund has approved a change of subadviser for the Fund from Goldman Sachs Asset Management L.P. (“GSAM”) to ClariVest Asset Management LLC (“ClariVest”), pending shareholder approval of a new subadvisory agreement between Eagle Asset Management, Inc. (“Eagle”) and ClariVest (the “New Agreement”) at a special shareholders meeting or any adjournment thereof (“Special Meeting”).  GSAM will continue to serve as the Fund’s subadviser until the Special Meeting.  If the New Agreement is approved at the Special Meeting, GSAM will cease to serve as subadviser to the Fund and ClariVest will begin serving as the Fund’s subadviser.  If shareholders do not approve the New Agreement, GSAM will cease to serve as subadviser to the Fund and Eagle will manage the Fund directly.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE

EAGLE CAPITAL APPRECIATION FUND

SUPPLEMENT DATED APRIL 23, 2013 TO
THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2013

Joseph B. Hudepohl, CFA®, has been replaced by Stephen E. Becker, CFA®, as a Portfolio Manager for the Eagle Capital Appreciation Fund (the “fund”).

As a result, the section of the Statement of Additional Information beginning on page 62 entitled “Goldman Sachs Asset Management, L.P. (Capital Appreciation)” should be replaced with the following:

Steven M. Barry, Timothy M. Leahy, CFA®, and Stephen E. Becker, CFA®, are Portfolio Managers of GSAM’s “Growth Team.” Mr. Barry is Chief Investment Officer and has been responsible for the day-to-day management of the fund’s investment portfolio since 2002. Messrs. Leahy and Becker, both Managing Directors, have been responsible for the day-to-day management of the fund’s investment portfolio since February 2011 and April 2013, respectively. Prior to joining GSAM as Managing Director in 2005, Mr. Leahy was Senior Analyst in the Global Investment Research Division of Goldman Sachs. Mr. Becker joined the Growth Team in 1999 as an Analyst and was promoted to Managing Director in 2010. Goldman has provided the following information regarding the managers which is current as of March 31, 2013.

As of March 31, 2013, Mr. Barry is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	22	$10.93 billion
Other pooled investment vehicles	7	$2.72 billion
Other accounts	86	$5.48 billion

In 4 of the 86 of the above “other accounts,” the advisory fee payable to GSAM is based upon the account’s performance. The assets managed that pay a performance fee are $1.06 billion.

As of March 31, 2013, Messrs. Leahy and Becker are responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	8	$3.42 billion
Other pooled investment vehicles	3	$513 million
Other accounts	68	$4.57 billion

In 4 of the 68 of the above “other accounts,” the advisory fee payable to GSAM is based upon the account’s performance. The assets managed that pay a performance fee are $334 million.

As of March 31, 2013, Messrs. Barry, Leahy and Becker do not own any of the fund’s shares.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE